UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2011

MONARCH FINANCIAL

HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-34565	20-4985388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1435 Crossways Boulevard Chesapeake, Virginia		23320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 389-5111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Appointment of Principal Officers

Monarch Bank, a subsidiary of Monarch Financial Holdings, Inc. (NASDAQ: MNRK), announces three new leadership positions at its Monarch Mortgage division. Mr. William T. Morrison will assume the role of Chief Executive Officer of Monarch Mortgage. Mr. Jack H. Lane will assume the role of President of Monarch Mortgage. Mr. Edward O. “Ted” Yoder will assume the role of Director of Business Development. Mr. Yoder will no longer be a named executive of the Company.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release announcing three new mortgage leadership positions.

The Company’s common stock is traded on the Nasdaq Capital Markets under the symbol MNRK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

Date: August 5, 2011	/s/ Brad E. Schwartz
Brad E. Schwartz, Executive Vice President
Chief Financial & Operating Officer

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